The Company and future operations	12 Months Ended
Dec. 31, 2018
Notes to Financial Statements
The Company and future operations

NXT Energy Solutions Inc. (the "Company" or "NXT") is a publicly traded company based in Calgary, Alberta Canada.

NXT's proprietary Stress Field Detection ("SFD®") technology is an airborne survey system that is used in the oil and natural gas exploration industry to identify subsurface trapped fluid accumulations. These condensed consolidated interim financial statements have been prepared on a going concern basis.  The going concern basis of presentation assumes that NXT will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities and commitments in the normal course of business.

The events described in the following paragraphs highlight that there is substantial doubt about NXT’s ability to continue as a going concern within one year after the date that these financial statements have been issued.

As a result of the extended duration between revenue bearing contracts, NXT’s balance of Current Assets less Current Liabilities has been declining since the closing of the first tranche of the Private Placement on February 2018.  As a result, the Company’s current and forecasted cash position is not expected to be sufficient to meet its obligations for the 12 month period beyond the date that these financial statements have been issued.

While near term survey prospects are expected to translate into revenue bearing contacts and provide positive contribution to the liquidity position, there are no certainties that these prospects will convert into executed contracts prior to the full depletion of the Company’s cash resources.  In February 2019, the Company signed a Co-operation agreement for which it will receive a non-refundable deposit of $200,000 United States Dollars in April 2019 and in March 2019 signed a contract for the approximate revenue value of $8,900,000 United States Dollars. Advanced payments totaling $300,000 United States dollars have been received in the first quarter of 2019 on the contract and an additional $1,000,000 United States Dollars is contracted to be received in April 2019 upon performing of a 100-line KM pilot survey. The Company is also taken future steps to reduce costs which include evaluating alternatives to reduce aircraft and office costs. In addition, the Advisory Board has been suspended indefinitely and staffing costs are being reduced with new Human Resource policies. If required, further financing options that may be available to the Company include issuance of new equity, debentures or bank credit facilities.  The need for any of these options will be dependent on the timing of securing new contracts and obtaining financing terms that are acceptable to both the Company and the financier.

NXT continues to develop its pipeline of opportunities to secure new revenue contracts. However, the Company’s longer-term success remains dependent upon its ability convert these opportunities into successful contracts and to continue to attract new client projects and expand the revenue base to a level sufficient to exceed fixed operating costs and generate positive cash flow from operations.  The occurrence and timing of these events cannot be predicted with certainty.

The consolidated financial statements do not reflect adjustments that would be necessary if the going concern basis was not appropriate.  If the going concern basis was not appropriate for these consolidated financial statements, then significant adjustments would be necessary in the classification and carrying value of assets and liabilities and the reported revenues and expenses.